EXHIBIT 23

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference into AMREP Corporation's previously filed Registration Statements on Form S-8 Nos. 33-67114 and 333-17695 of our report, dated June 13, 2003, appearing in this Annual Report on Form 10-K of AMREP Corporation for the year ended April 30, 2003.





Davenport, Iowa
July 25, 2003